UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 21, 2021

NIELSEN HOLDINGS PLC

(Exact name of Registrant as specified in its charter)

England and Wales	001-35042	98-1225347
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

85 Broad Street New York, New York 10004	Nielsen House John Smith Drive Oxford Oxfordshire OX4 2WB United Kingdom

(Address of principal executive offices)

+1 (646) 654-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value €0.07 per share	NLSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2021, the Board of Directors (the “Board”) of Nielsen Holdings plc (the “Company”) appointed Stephanie Plaines as a member of the Board, effective immediately, to serve until the 2021 annual meeting of shareholders of the Company or until a successor is duly elected and qualified. On April 22, 2021, effective immediately, the Board appointed Ms. Plaines to its Audit Committee.

Ms. Plaines, 54, served as the Chief Financial Officer of Jones Lang LaSalle Incorporated (“JLL”) from March 2019 to November 2020. Prior to joining JLL, Ms. Plaines was the US Retail CFO at Starbucks Corporation from April 2017 to December 2018, CFO SamsClub.com at Walmart Global eCommerce from March 2016 to March 2017, and CFO Stop & Shop division at Ahold Delhaize from January 2011 to February 2016. Prior to joining Ahold Delhaize in 2004, Ms. Plaines held positions of increasing responsibility at Catalina Marketing Corporation, PepsiCo, Inc. and UBS Corporation.

There are no arrangements or understandings between Ms. Plaines and any other persons pursuant to which she was selected as a director. There are also no family relationships between Ms. Plaines and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a member of the Board, Ms. Plaines is entitled to receive an annual cash retainer of $80,000 and an annual grant of deferred stock units having a fair market value of $180,000 as of the date of grant, which will vest in four substantially equal quarterly installments, each prorated from the date of her appointment as a director. As a member of the Audit Committee, Ms. Plaines is entitled to receive a fee of $15,000, prorated from the date of her appointment.

Item 7.01	Regulation FD Disclosure.

On April 22, 2021, the Company issued a press release announcing the appointment of Ms. Plaines to the Board. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release dated April 23, 2021.

The information in Exhibit 99.1 shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2021

NIELSEN HOLDINGS PLC

By:	/s/ Jennifer Meschewski
Name:	Jennifer Meschewski
Title:	Secretary